EXHIBIT 10.1

Document Capture Technologies, Inc.
4255 BURTON ROAD
SANTA CLARA, CA 95128

December 29, 2010

VIA EMAIL

Garden State Securities, Inc.
328 Newman Springs Road
Red Bank, NJ 07701
Attn:  Ernest Pellegrino

Re:	Financial Advisory Agreement dated October 29, 2010 (the “Agreement”) by and between Document Capture Technologies, Inc. (the “Company”) and Garden State Securities, Inc. (“GSS”)

Dear Mr. Pellegrino:

Please let this letter serve as notice to GSS that the Company has elected to terminate the Agreement immediately.  Notwithstanding Sections 3 and 10 of the Agreement, by countersigning below GSS acknowledges and agrees that the Company shall not be required to issue any shares of its common stock to GSS.  Additionally, GSS acknowledges that it is not owed any reimbursable expenses pursuant to Section 4 of the Agreement.

If you agree with the terms of this termination letter please countersign this letter below and return to the Company.

Very truly yours, /s/ David P. Clark David P. Clark, CEO

AGREED AND ACCEPTED:

GARDEN STATE SECURITIES, INC.

By:  /s/ Ernest Pellegrino
Name: Ernest Pellegrino
Title: Director of Corporate Finance